Exhibit 10.1

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) is made and entered into as of the 29th day of September, 2011 and effective in accordance with Section 2 below, by and among MULTI-COLOR CORPORATION, an Ohio corporation (the “Company”), COLLOTYPE INTERNATIONAL HOLDINGS PTY LIMITED (ACN 007 628 015), an Australian company limited by shares and registered in South Australia (the “Australian Borrower” and, together with the Company, the “Borrowers”), each lender party hereto (collectively, the “Approving Lenders” and, each individually, an “Approving Lender”), certain Subsidiaries of the Company party hereto, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and U.S. L/C Issuer (the “Administrative Agent”), and WESTPAC BANKING CORPORATION (ACN 007 457 141), as Australian Administrative Agent and Australian L/C Issuer (the “Australian Agent” and, together with the Administrative Agent, the “Agents”).

Recitals:

A. The Borrowers, the Lenders and the Agents are parties to that certain Credit Agreement dated as of February 29, 2008 (as amended by that certain First Amendment to Credit Agreement dated as of June 28, 2010, that certain Second Amendment to Credit Agreement dated as of March 25, 2011 and that certain Third Amendment to Credit Agreement dated as of August 26, 2011, the “Credit Agreement”), pursuant to which, inter alia, the Lenders agreed, subject to the terms and conditions thereof, to advance Loans (as this and other capitalized terms used herein but not otherwise defined herein are defined in the Credit Agreement) to the Borrowers.

B. The Company has requested that two of the domestic Subsidiaries of Adhesion, ChileanLabelCorp Holdings, LLC and LabelCorp International LLC, be deemed to be Foreign Subsidiaries for all purposes of the Loan Documents.

C. Pursuant to the terms of the Credit Agreement, the Borrowers are required to cause the pledge of 66% of the Equity Interests issued by any Foreign Subsidiary that is a direct wholly-owned Subsidiary of either the Company or a Domestic Subsidiary of the Company. In order to facilitate the pledge of 66% of the Equity Interests that are issued by New Holdco BV 1 and New Holdco BV2 to the Administrative Agent for the benefit of the Lenders, the Borrowers have requested the inclusion of provisions related to parallel debt.

D. Subject to the terms and conditions of this Fourth Amendment, the Approving Lenders have agreed to such requests.

Agreements:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by:

(i) deleting the last sentence of the definition of “Domestic Subsidiary” in its entirety and replacing it with the following:

“Notwithstanding the foregoing, ChileanLabelCorp Holdings, LLC, LabelCorp International, LLC and Multi-Color Australia LLC shall each be deemed not to be a Domestic Subsidiary.”; and

(ii) deleting the last sentence of the definition of “Foreign Subsidiary” in its entirety and replacing it with the following:

“Notwithstanding the foregoing, ChileanLabelCorp Holdings, LLC, LabelCorp International, LLC and Multi-Color Australia LLC shall each be deemed to be a Foreign Subsidiary.”; and

(b) adding the following new Section 10.23:

10.23 Parallel Debt; Administrative Agent as Holder of Security

(a) In this Section:

“Finance Party” means a Lender, the Administrative Agent, the Swing Line Lender, the U.S. L/C Issuer, the Australian Administrative Agent, the Australian L/C Issuer and (to the extent that such Persons hold Secured Obligations (as defined in the U.S. Guarantee and Collateral Agreement)) Affiliates of the foregoing.

“Finance Party Claim” means any amount which a Loan Party owes to a Finance Party with respect to or in connection with the Obligations.

“Administrative Agent Claim” has the meaning specified in subsection (c) below.

(b) Unless expressly provided to the contrary in any Loan Document, the Administrative Agent holds any security created by a Loan Document governed by any relevant law and the proceeds of that security on trust for the Finance Parties.

(c) Each Loan Party must pay the Administrative Agent, as an independent and separate creditor, an amount equal to each Finance Party Claim on its due date (the “Administrative Agent Claims” ).

(d) Each Administrative Agent Claim is created on the understanding that the Administrative Agent must:

(i) share the proceeds of each Administrative Agent Claim with the other Finance Parties; and

(ii) pay those proceeds to the Finance Parties in accordance with their respective interests in the amounts outstanding under the Loan Documents.

(e) The Administrative Agent may enforce performance of any Administrative Agent Claim in its own name as an independent and separate right. This includes any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in respect of any kind of insolvency proceeding.

(f) Each Finance Party must, at the request of the Administrative Agent, perform any act required in connection with the enforcement of any Administrative Agent Claim. This includes joining in any proceedings as co-claimant with the Administrative Agent.

(g) Unless the Administrative Agent fails to enforce an Administrative Agent Claim within a reasonable time after its due date, a Finance Party may not take any action to enforce the corresponding Finance Party Claim unless it is requested to do so by the Administrative Agent.

(h) Each Loan Party irrevocably and unconditionally waives any right it may have to require a Finance Party to join in any proceedings as co-claimant with the Administrative Agent in respect of any Administrative Agent Claim.

(i) (i) Discharge by a Loan Party of a Finance Party Claim will discharge the corresponding Administrative Agent Claim in the same amount.

(ii) Discharge by a Loan Party of an Administrative Agent Claim will discharge the corresponding Finance Party Claim in the same amount.

(j) The aggregate amount of the Administrative Agent Claims will never exceed the aggregate amount of Finance Party Claims.

(k) (i) A defect affecting an Administrative Agent Claim against a Loan Party will not affect any Finance Party Claim.

(ii) A defect affecting a Finance Party Claim against a Loan Party will not affect any Administrative Agent Claim.

(l) If the Administrative Agent returns to any Loan Party, whether in any kind of insolvency proceedings or otherwise, any recovery in respect of which it has made a payment to a Finance Party, that Finance Party must repay an amount equal to that recovery to the Administrative Agent.

3. Other Loan Documents. Any reference to the Credit Agreement in the other Loan Documents executed and delivered pursuant to or in connection with the Credit Agreement, shall from and after the Effective Date, be deemed to refer to the Credit Agreement, as modified by this Fourth Amendment.

4. Confirmation of Debt; Reaffirmation. Each of the Loan Parties hereby affirms all of its liabilities and obligations to the Agents and the Lenders under the Credit Agreement, the Notes and the other Loan Documents, as modified hereby or pursuant hereto, and that such liabilities and obligations are owed to the Agents and the Lenders. Each Loan Party further acknowledges and agrees that as of the date hereof, it has no claims, defenses or set-off rights against any Agent or Lender of any nature whatsoever, whether sounding in tort, contract or otherwise; and there are no claims, defenses or set-offs to the enforcement by the Agents of the liabilities and obligations of the Borrowers to the Agents and the Lenders under the Credit Agreement, the Notes or the other Loan Documents. In furtherance of the foregoing, each Loan Party (a) agrees that the transactions contemplated by this Fourth Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under the Loan Documents to which it is a party and (c) agrees that the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

5. No other Modifications; Same Indebtedness. Except as expressly provided in this Fourth Amendment, all of the terms and conditions of the Credit Agreement, the Notes and the other Loan Documents remain unchanged and in full force and effect. The modifications effected by this Fourth Amendment and by the other instruments contemplated hereby shall not be deemed to provide for or effect a repayment and re-advance of any of the Loans now outstanding, it being the intention of the Borrowers and the Lenders hereby that the Indebtedness owing under the Credit Agreement and the Notes, as amended by this Fourth Amendment, be and hereby is the same Indebtedness as that owing under the Credit Agreement and the Notes immediately prior to the effectiveness hereof.

6. Representations and Warranties. Each Loan Party represents and warrants that (a) it has the corporate or other organizational power and authority to make, deliver and perform this Fourth Amendment and the transactions contemplated hereby, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Fourth Amendment, (c) this Fourth Amendment has been duly executed and delivered on behalf of such Person, (d) this Fourth Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Fourth Amendment other than, to the extent required under applicable law, filing this Fourth Amendment and/or a summary thereof with the Securities and Exchange Commission on Form 8-K, 10-K or 10-Q, as applicable, (f) each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (it being understood and agreed that the representations contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b) respectively of Section 6.01 of the Credit Agreement) and (g) no Default has occurred and is continuing as of the date hereof or would result after giving effect hereto.

7. Governing Law; Binding Effect. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law of New York) and shall be binding upon and inure to the benefit of the Borrowers, the Agents and the Lenders and their respective successors and assigns.

8. Counterparts. This Fourth Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed a fully executed agreement. Any party hereto may execute and deliver a counterpart of this Fourth Amendment by delivering via facsimile or email transmission a signature page of this Fourth Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Fourth Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.

MULTI-COLOR CORPORATION

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Vice President, Corporate Controller and Treasurer

COLLOTYPE INTERNATIONAL HOLDINGS PTY LIMITED

/s/ Sharon Birkett
Company Secretary/Director

Sharon Birkett
Name of Company Secretary/Director (Print)

/s/ Mary T. Fetch
Company Secretary/Director

Mary T. Fetch
Name of Company Secretary/Director (Print)

MCC-BATAVIA, LLC

MCC-TROY, LLC

LASER GRAPHIC SYSTEMS, INCORPORATED

MCC-DEC TECH, LLC

MCC-WISCONSIN, LLC

MCC-NORWAY, LLC

MCC-UNIFLEX, LLC

MCC-FINANCE LLC

MCC-FINANCE 2 LLC

COLLOTYPE LABELS USA INC.

MULTI-COLOR AUSTRALIA, LLC

By:	/s/ Mary T. Fetch
Mary T. Fetch
Treasurer

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

MULTI-COLOR AUSTRALIA HOLDINGS PTY LIMITED (ACN 129 274 719)

MULTI-COLOR AUSTRALIA FINANCE PTY LIMITED (ACN 129 274 979)

MULTI-COLOR AUSTRALIA ACQUISITION PTY LIMITED (ACN 129 275 181)

COLLOTYPE BSM LABELS PTY LIMITED (ACN 007 665 189)

COLLOTYPE IPACK PTY LIMITED (ACN 120 050 160)

MAGNUS DONNERS PTY LIMITED (ACN 008 102 207)

COLLOTYPE LABELS PTY LIMITED (ACN 007 514 856)

BAROSSA PRINTMASTERS PTY LIMITED (ACN 008 212 539)

EVER-REDI PRESS PTY LIMITED (ACN 115 294 267)

COLLOTYPE LABELS INTERNATIONAL PTY LIMITED (ACN 068 409 478)

MULTI-COLOR (QLD) PTY LIMITED (ACN 003 411 194)

MULTI-COLOR (SA) PTY LIMITED (ACN 120 050 204)

/s/ Mary T. Fetch
Director

Mary T. Fetch
Name of Director (Print)

/s/ Sharon Birkett
Company Secretary/Director

Sharon Birkett
Name of Company Secretary/Director (Print)

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

ACKNOWLEDGED AND ACCEPTED:

MCC LABELS1 NETHERLANDS B.V.

By:	/s/ Nigel Vinecombe
Name:	Nigel Vinecombe
Title:	Director

MCC LABL2 NETHERLANDS B.V.

By:	/s/ Nigel Vinecombe
Name:	Nigel Vinecombe
Title:	Director

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Rosanne Parsill
Name:	Rosanne Parsill
Title:	Vice President

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

WESTPAC BANKING CORPORATION,
as Australian Administrative Agent

By:	/s/ Sean Crellin
Name:	Sean Crellin
Title:	Director, Legal

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as a U.S. Sub-facility Lender, U.S. L/C Issuer and Swing Line Lender

By:	/s/ Anthony M. Buehler
Name:	Anthony M. Buehler
Title:	Senior Vice President

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

JPMORGAN CHASE BANK N.A., as a U.S.
Sub-facility Lender

By:	/s/ Richard B. Kuertz
Name:	Richard B. Kuertz
Title:	Senior Vice President

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

BMO HARRIS FINANCING, INC. (formerly known as BMO Capital Markets Financing, Inc.), as a U.S. Sub-facility Lender

By:	/s/ Mark W. Piekos
Name:	Mark W. Piekos
Title:	Managing Director

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH, as a U.S. Sub-facility Lender

By:	/s/ William Binder
Name:	William Binder
Title:	Executive Director

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

KEY BANK N.A., as a U.S. Sub-facility Lender

By:	/s/ Kenneth D. Kramp
Name:	Kenneth D. Kramp
Title:	Vice President

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

PNC BANK, National Association, as a U.S. Sub-facility Lender

By:	/s/ C. Joseph Richardson
Name:	C. Joseph Richardson
Title:	Senior Vice President

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

U.S. BANK N.A., as a U.S. Sub-facility Lender

By:	/s/ Mark Utlaut
Name:	Mark Utlaut
Title:	Vice President

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

BRANCH BANKING & TRUST COMPANY, A NORTH CAROLINA BANKKING CORPORATION, as a U.S. Sub-facility Lender

By:	/s/ Greg R. Branstetter
Name:	Greg R. Branstetter
Title:	Senior Vice President

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

RAYMOND JAMES BANK, FSB, as a U.S. Sub-facility Lender

By:	/s/ Kathy Bennett
Name:	Kathy Bennett
Title:	Vice President

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

RAYMOND JAMES BANK, FSB, as a U.S. Sub-facility Lender

By:	/s/ Shinichiro Watanabe
Name:	Shinichiro Watanabe
Title:	General Manager

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page

FIRSTMERIT BANK, N.A., as a U.S. Sub- facility Lender

By:	/s/ Tim Daniels
Name:	Tim Daniels
Title:	Vice President

Multi-Color Corporation

Fourth Amendment to Credit Agreement

Signature Page